CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED
            ---------------------------------------------------------
               AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION
               --------------------------------------------------





                         SOFTWARE DISTRIBUTION AGREEMENT

                                     BETWEEN

                              TECH DATA CORPORATION

                                       AND

                           XEROX IMAGING SYSTEMS, INC.



              TECH DATA:  PKC                    XEROX IMAGING:  WSC
                         -----                                  -----

                         SOFTWARE DISTRIBUTION AGREEMENT

         THIS SOFTWARE DISTRIBUTION AGREEMENT, (Agreement) dated this 26th day of April, 1995 (the "Effective Date"), between TECH DATA CORPORATION, a Florida corporation ("Tech Data"), with its principle place of business at 5350 Tech Data Drive, Clearwater, FL 34668 and XEROX IMAGING SYSTEMS INC., a Delaware corporation ("XEROX IMAGING") with its principle place of business at 9 Centennial Drive, Peabody, MA 01960.


                                   WITNESSETH:

         WHEREAS, Tech Data desires to purchase certain Products from XEROX IMAGING from time to time; and

         WHEREAS, XEROX IMAGING desires to sell certain Products to Tech Data in accordance with the terms and conditions set forth in this Agreement; and

         WHEREAS, XEROX IMAGING desires to appoint Tech Data as its non-exclusive distributor to market Products within the territory defined below;

         NOW, THEREFORE, in consideration of the mutual premises herein contained and other good and valuable consideration, Tech Data and XEROX IMAGING hereby agree as follows:


                          ARTICLE I. TERM OF AGREEMENT
                          ----------------------------

1.1 TERM OF AGREEMENT. During the term of this Agreement, XEROX IMAGING will provide to Tech Data the Products set forth in Purchase Orders (as defined herein) in accordance with the terms and conditions set forth in this Agreement. The term of this Agreement shall commence on the Effective Date and, unless terminated by either party as set forth in this Agreement, shall remain in full force and effect for a term of one (1) year, and may be renewed for successive one (1) year terms upon written confirmation of both parties.

1.2   DEFINITIONS. The following definitions shall apply to this Agreement.

          (a) "Applicable Specification" shall mean the functional performance, operational and compatibility characteristics of a Product agreed upon in writing by the parties or, in the absence of an agreement, as described in applicable Documentation.

          (b) "Documentation" shall mean user manuals, training materials, product descriptions and specifications, technical manuals, license agreements, supporting materials and other printed information relating to the Products, whether distributed in print, electronic, or video format, in effect as of the date of the applicable Purchase Order and incorporated therein by reference.

          (c) "Products" shall mean, individually or collectively the sealed software packages comprised of the computer programs encoded on software diskettes in form generally released by XEROX IMAGING, listed in and more fully described in Exhibit A attached and other computers or materials that may be developed and/or licensed and sold by XEROX IMAGING for use in connection with computer programs.


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----

          (d) "Update" shall mean revised versions of the Product which include any alterations, changes, enhancements, error corrections, modifications or other revisions to the Product which alter or improve the Products or revisions thereof, provided that the term "Update" shall be deemed to include only new version of the Products which are marketed with a change to the number or letter to the right of the decimal in the version number (for example Version 2.1, 2.2A or 2.25)

          (e) "New Release" shall mean Products marketed with a change to the number or letter to the left of the decimal in the version number (for example 3.0 or 4.0) or Products which have terms appended to their name such as "II" "Plus" or the like.

          (f) "Territory shall mean the United States of America and its territories and possessions, Canada and Latin America.

          (g) "Customers" of Tech Data shall include dealers, resellers, commercial customers, value added resellers and other similar customers, but shall not include End Users unless specifically set forth.

          (h) "End Users" shall mean final retail purchasers or licensees who have acquired Products for their own use and not for resale, remarketing or redistribution, unless specifically set forth in a separate agreement.

          (i) "Services" means any warranty, maintenance, advertising, marketing or technical support and any other services performed or to be performed by XEROX IMAGING.

1.3 LICENSE. XEROX IMAGING hereby grants to Tech Data and Tech Data accepts a non-exclusive right and license to distribute XEROX IMAGING software products and third party software products licensed to XEROX IMAGING for re-distribution within the territory as herein defined, together with any Updates and enhancements thereto (collectively referred to as "Software"). This license includes the right to (i) order, use, posses and distribute quantities of Software, (ii) grant a sublicense to resellers to license Software directly to End Users; and (iii) sublicense Software to resellers solely for the resellers use on a demonstration unit. XEROX IMAGING reserves the right to appoint other authorized distributors and grant other licenses. Tech Data will use its best efforts to promote sales of the Products.

                           ARTICLE II. PURCHASE ORDERS
                           ---------------------------

2.1 PRODUCT AVAILABILITY. From time to time or at Tech Data's request, XEROX IMAGING shall inform Tech Data of Products available from XEROX IMAGING including, but not limited to, replacement Products, New Releases, enhancements or versions of existing Products. XEROX IMAGING shall notify Tech Data at least thirty (30) days prior to the date any new Product is to be introduced and shall make such Product available to Tech Data for distribution no later than the date it is first introduced in the market place.

      If for any reason XEROX IMAGING Imagining's production is not on schedule, XEROX IMAGING agrees to allocate Product to Tech Data's orders based upon a percentage equal to the same percentage as XEROX IMAGING Imagining's like customers purchasing like volume of same Products.

2.2 PURCHASE ORDERS. Tech Data may purchase and XEROX IMAGING shall sell to Tech Data as follows:


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----

          (a) Purchase Orders for Product shall be placed by Tech Data either in writing, by fax or electronically transferred or if placed orally, shall be confirmed in writing within ten (10) business days.

          (b) Each Purchase Order may include other terms and conditions which are consistent with the terms and conditions of this Agreement or which are necessary to place a Purchase Order, such as billing and shipping information, required delivery dates, delivery locations, and the purchase price or charges for Products, including any discounts or adjustments for special marketing programs.

          (c) A Purchase Order shall be deemed accepted by XEROX IMAGING unless XEROX IMAGING notifies Tech Data in writing within five (5) business days after receiving the Purchase Order that XEROX IMAGING does not accept the Purchase Order.

          (d) XEROX IMAGING shall accept Purchase Orders on C.O.D. basis from Tech Data for additional Products which Tech Data is contractually obligated to furnish to its customers and does not have in its inventory upon the termination of this Agreement; provided Tech Data notifies XEROX IMAGING of any and all such transactions in writing within sixty (60) days of the termination date.

          (e) This agreement shall not obligate Tech Data to purchase any Products or services except as specifically set forth in a written Purchase Order.

2.3 PURCHASE ORDER ALTERATIONS OR CANCELLATIONS. Prior to shipment of Products, XEROX IMAGING shall accept an alteration or cancellation of a Purchase Order in order to: (i) change a location for delivery, (ii) modify the quantity or type of Products to be delivered or (iii) correct typographical or clerical errors.

2.4 EVALUATION OR DEMONSTRATION PURCHASE ORDERS. Tech Data may issue Purchase Orders in order to evaluate a reasonable quantity of Products or for use as demonstration Products at no charge. After evaluation or when such Products are no longer needed for demonstration, Tech Data shall have the option to purchase the Products or to return such Products to XEROX IMAGING at Tech Data's expense.


                            ARTICLE ILL. DELIVERY AND
                            -------------------------
                             ACCEPTANCE OF PRODUCTS
                             ----------------------

3.1 SUBSIDIARIES. XEROX IMAGING understands and acknowledges that Tech Data may obtain Products in accordance with this Agreement for the benefit of subsidiaries of Tech Data. Subsidiaries of Tech Data shall be entitled to obtain Products directly from XEROX IMAGING pursuant to this Agreement.

3.2 ACCEPTANCE OF PRODUCTS. Tech Data shall, after a reasonable time to inspect each shipment, accept each Product on the date (the "Acceptance Date") when such Products and all necessary documentation are delivered to Tech Data in accordance with the Purchase Order and the Product specifications. Any Products not ordered or not otherwise in accordance with the Purchase Order, such as mis-shipments or overshipments will be returned to XEROX IMAGING at XEROX IMAGING Imagining's expense (including without limitation costs of shipment or storage) and shall promptly refund to Tech Data all monies paid in respect to such Products. Tech Data shall not be required to accept partial shipment unless Tech Data agrees prior to shipment.


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----

      Tech Data shall have the ability to return for credit products which have boxes that are or become damaged, unless such damage was caused by Tech Data or for which Tech Data can be reimbursed by their insurance carrier. An offsetting Purchase Order will be placed for all bad box returns. In addition, XEROX IMAGING will supply to Tech Data, at no charge, any and all missing material(s).

3.3 DEFECTIVE PRODUCTS. In the event any Products are received in a defective condition or not in accordance with XEROX IMAGING Imagining's applicable Specifications or the Documentation relating to such Products, Tech Data may return the Products for full credit. Products shall be deemed defective if the Product, or any portion of the Product, fails to operate properly on initial "burn in", boot, or use as applicable. Tech Data shall have the right to return any such Products that are returned to Tech Data from its customers or End Users within sixty (60) days of the Products' initial delivery date to the End User.

3.4 TRANSPORTATION OF PRODUCTS. FOB Destination. XEROX IMAGING shall deliver the Products to Tech Data at the location shown and on the delivery date set forth in the applicable Purchase Order or as otherwise agreed upon by the parties. Charges for transportation of the Products shall be paid by Tech Data . XEROX IMAGING shall use only those common carriers preapproved by Tech Data or listed in Tech Data's published routing instructions, unless prior written approval of Tech Data is received.

      Title to Products remains with XEROX IMAGING at all times. All risk of loss or damage to the Products shall be borne by XEROX IMAGING until delivery of such Products to the Tech Data warehouse or the location specified in the appropriate Purchase Order.

      XEROX IMAGING shall bear all costs of shipping and risk of loss of in-warranty Products to XEROX IMAGING's location and back to Tech Data or Tech Data's customer.

3.5 RESALE OF PRODUCTS BY TECH DATA. During the term of this Agreement, Tech Data may market, promote, distribute and resell Products to customers of Tech Data, either directly or through its subsidiaries, in accordance with the following terms and conditions:

          (a) XEROX IMAGING shall extend to Tech Data and each customer of Tech Data the same warranties and indemnifications, with respect to Products purchased and resold hereunder as XEROX IMAGING extends to its End User customers. The term of warranties and indemnities extended by XEROX IMAGING to an End User shall commence upon delivery of the Product to the End User.

          (b) XEROX IMAGING shall make available at no charge to Tech Data and the customers of Tech Data all technical and sales training, technical support, marketing support, advertising material and other services related to the Products that are currently offered or that may be offered by XEROX IMAGING. XEROX IMAGING also agrees to provide Tech Data a telephone support representative at no charge during Tech Data's normal business hours.

          (c) Tech Data is hereby authorized to use trademarks and trade names of XEROX IMAGING and third parties used in connection with the Products, advertising, promoting or distributing the Products. Tech Data recognizes XEROX IMAGING or other third parties may have rights or ownership of certain trademarks, trade names and patents associated with the Products. Tech Data will act consistently with such rights, and Tech Data shall comply with any reasonable, written guidelines when provided by XEROX IMAGING or third parties relating to such trademark or trade name usage. Tech Data


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----
          will notify XEROX IMAGING of any infringement of which Tech Data has actual knowledge. Tech Data shall discontinue use of XEROX IMAGING Imagines' trademarks or trade names upon termination of this agreement, except as may be needed to sell or liquidate any final inventories of Product.

          (d) Tech Data is free to determine its own resales prices for the Products. Although Vendor may publish suggested list prices, these are suggestions only and Tech Data shall be free to determine the actual resale prices at which Products will be distributed to its resellers. No employee or representative of XEROX IMAGING or anyone else associated or affiliated with XEROX IMAGING has any authority to dictate to Tech Data what its resale prices for Products must be or to inhibit in any way Tech Data's pricing discretion with respect to such Products.

          (e) XEROX IMAGING shall clearly mark each unit package with the serial number, product description and machine readable bar code (employing UPC or ABCD industry standard bar code). Failure to do so shall result in Tech Data **** percent (****%) from invoice to offset the resultant administrative costs to Tech Data.

3.6 INVENTORY ADIUSTMENT. Open ended inventory adjustment will be accepted during the initial six (6) months of the Agreement. After the initial six
      (6) month period XEROX IMAGING agrees to accept, on a monthly basis, a shipment of Product in sealed cartons returned by Tech Data and to credit Tech Data's account in the amount of the net price paid by Tech Data therefore (the "Return Credit"), provided that Tech Data places an offsetting Purchase Order.

      In addition, Tech Data shall have the right to return for full credit, without limitation as to the dollar amount, all Products that become obsolete, that XEROX IMAGING discontinues or are removed from XEROX IMAGING Imagining's current price list or are upgraded; provided Tech Data returns such Products within sixty (60) days after Tech Data receives written notice that such Products are obsolete, discontinued or are removed from XEROX IMAGING Imagining's price list.

3.7 TIME OF PERFORMANCE. Time is hereby expressly made of the essence with respect to each and every term and provision of this agreement.


                             ARTICLE IV. WARRANTIES.
                             -----------------------
                           INDEMNITIES AND LIABILITIES
                           ---------------------------

4.1 Warranty. XEROX IMAGING hereby represents and warrants that it has not entered into any agreements or commitments which are inconsistent with or in conflict with the rights granted to Tech Data herein; the Products shall be free and clear of all liens and encumbrances; Tech Data and its customers and End Users shall be entitled to use the Products without disturbance; XEROX IMAGING warrants that all Software media shall be free from defects in material and workmanship for a period of ninety (90) days from the date of first use or installation by an End-User. XEROX IMAGING sole obligation to the END-User shall be to replace any Software media that proves defective during the warranty period. If such Product is returned directly to Tech Data by a Customer or End-User, Tech Data may then return it to XEROX IMAGING for credit (the actual price paid, minus any price protection adjustments). XEROX IMAGING shall supply Tech Data, at no additional charge, all services, parts or replacement Products necessary for XEROX IMAGING to comply with its Product warranties. XEROX IMAGING agrees that Tech Data shall be entitled to pass through to customers of Tech Data and End Users of the Products all warranties granted by XEROX IMAGING. XEROX IMAGING

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----
      represents that the Product warranties shall also include those set forth in literature, applicable specifications, documentation, advertising and printed material distributed by XEROX IMAGING. XEROX IMAGING shall indemnify and hold Tech Data, its subsidiaries, customers and their respective successors, officers, directors, employees and agents harmless from and against all third party actions, claims, losses, damages, liabilities, awards, costs and expenses (including a reasonable attorney's fee) resulting from or arising out of any breach or claimed breach of the foregoing warranties.

      The express warranties set forth above specifically exclude and do not apply to defects caused: (i) through no fault of XEROX IMAGING during shipment from Tech Data to Customer; (ii) by the use or operation of the Software in an application or environment other than that intended or recommended by XEROX IMAGING, (iii) by modifications or alterations made to the Software by Distributor or any third party.

      EXCEPT AS EXPRESSLY SET FORTH ABOVE, XEROX IMAGING MAKES NO OTHER WARRANTIES TO DISTRIBUTOR AND DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE.

4.2 PROPRIETARY RIGHTS INDEMNIFICATION. XEROX IMAGING hereby represents and warrants that XEROX IMAGING has all right, title, ownership interest and/or marketing rights necessary to provide the Products to Tech Data, and Products and their sale and use hereunder do not infringe upon any copyright, patent, trade secret or other proprietary or intellectual property right of any third party, and that there are no suits or proceeding, pending or threatened alleging any such infringement. XEROX IMAGING shall indemnify and hold Tech Data, Tech Data's related and/or subsidiary companies, Tech Data's customers and their respective successors, officers, directors, employees and agents harmless from and against any and all actions, claims, losses, damages, liabilities, awards, costs and expenses, including but not limited to XEROX IMAGING Imagining's manufacture, sale, offering for sale, distribution, promotion or advertising of the Products supplied under this Agreement (including attorney's fees) which they or any of them incur or become obligated to pay resulting from or arising out of any breach or claimed breach of the foregoing warranty, or by reason of any acts that may be committed suffered or permitted by XEROX IMAGING. XEROX IMAGING shall defend and settle, at its expense, all suits or proceedings arising therefrom. Tech Data shall inform XEROX IMAGING of any such suit or proceeding against Tech Data and shall have the right to participate in the defense of any such suit or proceeding at Tech Data's expense and through counsel of Tech Data's choosing. In the event an injunction is sought or obtained against the use of a Product , XEROX IMAGING shall within ninety (90) days of receipt of notice, at its option and expense, either (i) procure for Tech Data, its customers and Product End Users the right to continue to use the infringing Product as set forth in this Agreement, or (ii) replace, to the extent Products are available, or modify the infringing Product to make its use non-infringing while being capable of performing the same function without degradation of performance. XEROX IMAGING shall have no liability under this Section for any infringement based on the use of any equipment or software with any other equipment or software reasonably intended to be used with the Product, if the equipment or software is used in a manner for which it was not designed, or if the equipment or software is used in an infringing process. XEROX IMAGING Imagines obligations hereunder shall survive termination of this Agreement.

4.3 CROSS INDEMNIFICATION. In the event any act or omission of either party or its employees, servants, agents or representatives causes or results in
      (i) loss, damage to or destruction of property of the other party or third parties, and/or (ii) death or injury to persons including, but not limited to, employees or invitees of either party, then such party shall indemnify, defend and hold


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----
      the other party harmless from and against any and all claims, actions, damages, demands, liabilities, costs and expenses, including reasonable attorneys' fees and expenses, resulting therefrom. The indemnifying party shall pay or reimburse the other party promptly for all such loss, damage, destruction, death or injury.

4.4   INSURANCE.

          (a) The parties shall be responsible for providing Workman's Compensation insurance in the statutory amounts required by the applicable state laws.

          (b) Without in any way limiting XEROX IMAGING Imagining's indemnification obligation as set forth in this Agreement, XEROX IMAGING shall maintain Commercial General Liability and/or Comprehensive General Liability Insurance in such amounts as is reasonably satisfactory to Tech Data. Either policy form should contain the following coverage's: Personal and Advertising Injury, Broad Form Property Damage, Products and Completed Operations, Contractual Liability, employees as Insured and Fire Legal Liability.

          (c) XEROX IMAGING will provide evidence of the existence of insurance coverage's referred to in this Section by certificates of insurance which should also provide for at least thirty (30) days notice of cancellation, non-renewal or material change of coverage to Tech Data.

4.5 LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PURSUANT TO THIS AGREEMENT FOR AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS OR INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES OF THE OTHER PARTY.

4.6 UNAUTHORIZED REPRESENTATIONS. Tech Data shall have no authority to alter or extend any of the warranties of XEROX IMAGING expressly contained or referred to in this Agreement without prior approval of XEROX IMAGING.

4.7 XEROX IMAGING agrees to provide Tech Data, upon signing this Agreement and at any time thereafter that XEROX IMAGING modifies or adds products distributed by Tech Data, with the Export Control Classification Number
      (ECCN) for each of XEROX IMAGING Imagining's Products, and information as to whether or not any of such Products are classified under the U.S. Munitions List.

4.8 DISCLAIMER OF WARRANTIES. XEROX IMAGING has made expressed warranties in this Agreement and in documentation, promotional and advertising materials. EXCEPT AS SET FORTH HEREIN OR THEREIN, XEROX IMAGING DISCLAIMS ALL WARRANTIES WITH REGARD TO THE PRODUCTS.


                       ARTICLE V. PAYMENT TO XEROX IMAGING
                       -----------------------------------

5.1 CHARGES. PRICES AND FEES FOR PRODUCTS. Charges, prices, quantities and discounts, if any, for Products shall be determined as set forth in Exhibit A, or as otherwise agreed upon by the parties, and may be confirmed at the time or order. In no event shall charges exceed XEROX IMAGING Imagining's then current established Charges. XEROX IMAGING shall have the right to increase prices from time to time, upon written notice to Tech Data not less than sixty (60) days prior to the effective date of such increase. All orders placed prior to the effective date of the increase, for shipment within sixty (60) days after the effective date, shall be at the old price. Tech Data shall not be bound by any of XEROX IMAGING Imagining's suggested prices.


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----

5.2 MOST FAVORED PRICING AND TERMS. XEROX IMAGING represents that the prices charged and the terms offered to Tech Data are and will be at least as low as those charged or offered by XEROX IMAGING to any of its other like distributors. If XEROX IMAGING offers price discounts, promotional discounts or other special prices to its other like distributors, Tech Data shall also be entitled to participate and receive notice of the same no later than other like distributors.

5.3 PAYMENT. Except as otherwise set forth herein, any undisputed sum due to XEROX IMAGING pursuant to this Agreement shall be payable as follows:
      ****% prepay, ****%-**** (****) days after the invoice receipt. XEROX IMAGING shall invoice Tech Data no earlier than the applicable shipping date for the Products covered by such invoice. The due date for payment shall be extended during any time the parties have a bona tide dispute concerning such payment. Notwithstanding anything herein to the contrary, for the initial order only, payment terms shall be net 90 days and Tech Data may return any of the initial order for credit.

5.4 TAXES. Tech Data shall be responsible for franchise taxes, sales or use taxes or shall provide XEROX IMAGING with an appropriate exemption certificate. XEROX IMAGING shall be responsible for all other taxes, assessments, permits and fees, however designated which are levied upon this Agreement or the Products, except for taxes based upon Tech Data's income. No taxes of any type shall be added to invoices without the prior written approval of Tech Data.

5.5 PRICE PROTECTION. XEROX IMAGING shall grant to Tech Data a retroactive price credit for the full amount of any XEROX IMAGING price decrease on all Products on order, in transit and in its inventory on the effective date of such price decrease. Tech Data shall, within thirty (30) days after receiving written notice of the effective date of the price decrease, provide a list of all Products for which it claims a credit. XEROX IMAGING shall have the right to a reasonable audit at XEROX IMAGING Imagining's expense. All orders scheduled for shipment or in transit to Tech Data at the time of notice of the price decrease shall be adjusted to the decreased price.

5.6 INVOICES. A "correct" invoice shall contain (i) XEROX IMAGING Imagining's name and invoice date, (ii) the Purchase Order or other authorizing document, (iii) separate descriptions, unit prices and quantities of the Products actually delivered, (iv) credits (if applicable), (v) shipping charges (vi) name (where applicable), title, phone number and complete mailing address of responsible official to whom payment is to be sent, and
      (vii) other substantiating documentation or information as may reasonably be required by Tech Data from time to time

5.7 ADVERTISING CREDIT. XEROX IMAGING shall offer a **** percent (****%) co-op program and advertising credits and other promotional programs or incentives to Tech Data as it offers its other distributors or customers. Tech Data shall have the right at Tech Data's option, to participate in such programs. XEROX IMAGING shall attach a copy of its co-op program hereto. Tech Data shall provide XEROX IMAGING invoices for the costs actually incurred by Tech Data for advertising and other activities. Invoices provided hereunder shall be paid by XEROX IMAGING within thirty
      (30) days after receipt or, at Tech Data's option, Tech Data may deduct such amounts from any amounts due XEROX IMAGING hereunder.

5.8 VENDOR REPORTS. XEROX IMAGING shall, if requested, render monthly reports to Tech Data setting forth the separate Products, dollars invoiced for each Product, and total dollars invoiced to Tech Data for the month, and such other information as Tech Data may reasonably request.

S.9 TECH DATA REPORTS. Tech Data shall, if requested, render monthly sales out reports on diskette, in ASCII Comma Delimited Format. Information provided will include: month and year sales activity occurred, internal product number (assigned by Tech Data), written description, country,

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----

      State and zip code of resellers location, unit cost (distributors cost at quantity 1), quantity and extended cost (cost times quantity). A monthly inventory report, will be provided on a paper format once a month. The reports will be delivered to the XEROX IMAGING at different times in the month.

5.10 XEROX IMAGING agrees that for the term of this Agreement, XEROX IMAGING shall provide upon Tech Data's request an annual report


                             ARTICLE VI. TERMINATION
                             -----------------------

6.1 TERMINATION. Either party may terminate this agreement, with or without cause, upon giving the other party sixty (60) days prior written notice. In the event that either party materially or repeatedly defaults in the performance of any of its duties or obligations set forth in this Agreement, and such default is not substantially cured within thirty (30) days after written notice is given to the defaulting party specifying the default, then the party not in default may, by giving written notice thereof to the defaulting party, terminate this Agreement or the applicable Purchase Order relating to such default as of the date specified in such notice of termination.

6.2 TERMINATION FOR INSOLVENCY OR BANKRUPTCY. Either party may immediately terminate this Agreement and any Purchase Order by giving written notice to the other party in the event of (i) the liquidation or insolvency of the other party, (ii) the appointment of a receiver or similar officer for the other party, (iii) an assignment by the other party for the benefit of all or substantially all of its creditors, (iv) entry by the other party into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, or (v) the filing of a meritorious petition in bankruptcy by or against the other party under any bankruptcy or debtors' law for its relief or reorganization

6.3 RIGHTS UPON TERMINATION. Termination of any Purchase Order or this Agreement shall not affect XEROX IMAGING Imagining's right to be paid for undisputed invoices for Products already shipped. The termination of this Agreement shall not affect any of XEROX IMAGING Imagining's warranties, indemnifications or obligations relating to returns, credits or any other matters set forth in this agreement that are to survive termination in order to carry out their intended purpose, all of which shall survive this Agreement. Upon termination of this Agreement, Tech Data shall discontinue holding itself out as a distributor of XEROX IMAGING Imagining's Products. The expiration of the term of this Agreement shall not affect the obligations of either party to the other party pursuant to any Purchase Order previously forwarded to XEROX IMAGING.

6.4 REPURCHASE OF PRODUCTS UPON TERMINATION. Upon the effective date of termination of this Agreement for any reason, XEROX IMAGING agrees to repurchase the Products in Tech Data's inventory which have been purchased within the previous 150 days. XEROX IMAGING will repurchase the Products at the original net purchase price; provided that the Products have been unopened and are in their original factory sealed packages. Tech Data shall submit to XEROX IMAGING, within sixty (60) days after termination, the quantity of Product that Tech Data wishes XEROX IMAGING to repurchase. In such event XEROX IMAGING shall issue a Return Material Authorization to Tech Data for all such Products; provided, however, that XEROX IMAGING shall accept returned Products in accordance with this Section absent a Return Material Authorization if XEROX IMAGING fails to issue said Return Material Authorization within two (2) business days of Tech Data's request. XEROX IMAGING shall credit any outstanding balances owed to Tech Data and remit in the form of a check to Tech Data the remaining dollar amount of the Product returned within thirty (30) days of receipt of the Product.


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----

                           ARTICLE VII. MISCELLANEOUS
                           --------------------------

7.1 BINDING NATURE, ASSIGNMENT, AND SUBCONTRACTING. This Agreement shall be binding on the parties and their respective successors and assigns, but neither party shall have the power to assign this Agreement without the prior written consent of the other party.

7.2 COUNTERPARTS. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties.

7.3 HEADINGS. The Article and Section headings used in this Agreement are for reference and convenience only and shall not enter into the interpretation hereof.

7.4 RELATIONSHIP OF PARTIES. Tech Data is performing pursuant to this Agreement only as an independent contractor. Nothing set forth in this Agreement shall be construed to create the relationship of principal and agent between Tech Data and XEROX IMAGING. Neither party shall act or represent itself, directly or by implication, as an agent of the other party.

7.5 CONFIDENTIALITY. Each party acknowledges that in the course of performance of its obligations pursuant to this Agreement, it may obtain certain confidential and/or proprietary information. Each party hereby agrees that all such information communicated to it by the other party, and identified as confidential, whether before or after the effective date, shall be and was received in strict confidence, shall be used only for purposes of this Agreement, and shall not be disclosed without the prior written consent of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond either party's reasonable control. The provisions of this Section shall survive the term or termination of this Agreement for any reason.

7.6 ARBITRATION. Any disputes arising under this Agreement shall be submitted to arbitration in accordance with such rules as the parties jointly agree. If the parties are unable to agree on arbitration procedures, arbitration shall be conducted where the respondent party is headquartered, in accordance with the rules of the American Arbitration Association. Any such award shall be final and binding upon both parties.

7.7 NOTICES. Wherever one party is required or permitted to give notice to the other pursuant to this Agreement, such notice shall be deemed given when delivered in hand, by telex or cable, or when mailed by registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

      IN THE CASE OF XEROX IMAGING:            IN THE CASE OF TECH DATA:
      ----------------------------             ------------------------
      Xerox Corporation                        Tech Data Corporation
      9 Centennial Drive                       5350 Tech Data Drive
      Peabody, MA 01960                        Clearwater, FL 34620
      Attn: Tom D'Errico                       Attn: Tamra Muir
      Contracts Administrator                  Director of Operations
                                               cc: Debi A. Schwatka
                                               Lead Contracts Administrator

      Either party may from time to time change its address for notification purposes by giving the other party written notice of the new address and the date upon which it will become effective.

7.8 FORCE MAJEURE. The term "Force Majeure" shall be defined to include fires or other casualties or accidents, acts of God, severe weather conditions, strikes or labor disputes, war or other violence, or any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency.


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----

          (a) A party whose performance is prevented, restricted or interfered with by reason of a Force Majeure condition shall be excused from such performance to the extent of such Force Majeure condition so long as such party provides the other party with prompt written notice describing the Force Majeure condition and takes causes of nonperformance and immediately continues performance whenever and to the extent such causes are removed.

          (b) If, due to a Force Majeure condition, the scheduled time of delivery or performance is or will be delayed for more than thirty
          (30) days after the scheduled date, the party not relying upon the Force Majeure condition may terminate, without liability to the other party, any Purchase Order or portion thereof covering the delayed Products.

7.9 RETURN MATERIAL AUTHORIZATION NUMBERS. XEROX IMAGING is required to issue a Return Material Authorization Number (RMA) to Tech Data within forty-eight (48) hours of Tech Data's request; however, if the Return Material Authorization is not received within two (2) business days, XEROX IMAGING shall accept retumed Products absent a Return Material Authorization Number. The net purchase price, minus any adjustments of such Products returned to XEROX IMAGING shall be credited to Tech Data's account.

7.10 CREDITS TO TECH DATA. In the event any provisions of this Agreement or any other agreement between Tech Data and XEROX IMAGING require that XEROX IMAGING grant credits to Tech Data's account, and such credits are not received within thirty (30) days then, all such credits shall become effective immediately upon notice to XEROX IMAGING. In such event, Tech Data shall be entitled to deduct any such credits from the next monies owed to XEROX IMAGING. In the event credits exceed any balances owed by Tech Data to XEROX IMAGING, then, upon Tech Data's request, XEROX IMAGING shall issue a check payable to Tech Data within thirty (30) days of such notice.

7.11 SEVERABILITY. If, but only to the extent that, any provision of this Agreement is declared or found to be illegal, unenforceable or void, then both parties shall be relieved of all obligations arising under such provision, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision, to the extent necessary to make it legal and enforceable while preserving its intent.

7.12 WAIVER. A waiver by either of the parties of any covenants, conditions or agreements to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or agreement herein contained.

7.13 REMEDIES. All remedies set forth in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity or otherwise, and may be enforced concurrently or from time to time.

7.14 SURVIVAL OF TERMS. Termination or expiration of this Agreement for any reason shall not release either party from any liabilities or obligations set forth in this Agreement which (i) the parties have expressly agreed shall survive any such termination or expiration, or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

7.15 NONEXCLUSIVE MARKET AND PURCHASE RIGHTS. It is expressly understood and agreed that this Agreement does not grant to XEROX IMAGING or Tech Data an exclusive right to purchase or sell Products and shall not prevent either party from developing or acquiring other vendors or customers or competing Products.


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----

7.16 SPECIFICATIONS AND DRAWING. XEROX IMAGING agrees to provide upon Tech Data's request, at no charge to Tech Data, reasonable quantities as requested by Tech Data of the following: (1) the specifications, (2) published user instructions, manuals and other training materials, and (3) current manuals covering installation, operation and complete maintenance of the Products. Tech Data shall have the right to copy or reproduce the foregoing materials for use in connection with Tech Data's use or sale of the Products.

7.17 ENTIRE AGREEMENT. This Agreement, including any Exhibits and documents referred to in this Agreement or attached hereto, constitutes the entire and exclusive statement of Agreement between the parties with respect to its subject matter and there are no oral or written representations, understandings or agreements relating to this Agreement which are not fully expressed herein.

7.18 GOVERNING LAW. This Agreement shall have Florida as its situs and shall be governed by and construed in accordance with the laws of the State of Florida.

7.19 INTERNATIONAL BUSINESS. XEROX IMAGING acknowledges that Tech Data may desire to obtain Products or Systems for use in countries outside the United States and its territories. The parties acknowledge that in such case it may be necessary to enter into additional agreements between XEROX IMAGING and Tech Data and/or the respective subsidiaries, agents, distributors or subsidiaries authorized to conduct business in such countries or to negotiate further terms and conditions to provide for such right. The parties intend that any further agreements or terms and conditions will be consistent with and based upon the applicable terms and conditions of this Agreement, subject, however, to requirements of local law and local business practice. All Products obtained pursuant to this Section shall be deemed for purposes of calculating accumulated purchases and any discounts set forth in this Agreement, to have been obtained pursuant to this Agreement.


          IN WITNESS WHEREOF, the parties have each caused this Agreement to be signed and delivered by its duly authorized officer or representative as of the Effective Date.


XEROX IMAGING SYSTEMS, INC.                 TECH DATA CORPORATION

By:  /S/ WAYNE CRANDALL                     By:  /S/ PEGGY K. CALDWELL
   -------------------------------             --------------------------------
Printed Name:  Wayne Crandall               Printed Name: Peggy K. Caldwell

Title:    Vice President, Sales             Title:  Senior Vice President
                                                    Product Marketing

Date:     April 26, 1995                    Date:   May 11, 1995


            TECH DATA:  PKC                         XEROX IMAGING:  WSC
                       -----                                       -----

                                CO-OP GUIDELINES
                          XEROX IMAGING SOFTWARE, INC.

To increase the effectiveness of advertising and sales promotions Tech Data has developed the following advertising requirements:


HOW CO-OP IS EARNED:
- Co-op dollars will be at least ****% of the purchases made by Tech Data, net of returns.
- Co-op dollars will be accrued on a monthly basis.


HOW CO-OP IS SPENT:
- Tech Data will be reimbursed for 100% of the cost for ads or promotions that feature vendor products.
- Co-op dollars will be used within the 12 months immediately following the month in which they are earned.


HOW CO-OP IS CLAIMED:
- Claims for co-op will be submitted to vendor within 60 days of the event date.
- Claims for co-op will be submitted with a copy of vendor prior approval and proof of performance. - Payment must be remitted within 30 days of the claim date, or Tech Data reserves the right to deduct from the next invoice.


CO-OP REPORTING:
-  Vendor will submit a monthly co-op statement outlining (i) co-op earned,
(ii) co-op used and (iii) co-op claims paid.




Accepted:

/S/  WAYNE CRANDALL
   -------------------------

Name:  Wayne Crandall

Title:    Vice President, Sales

Date:   April 26, 1995



*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT A

                               PRODUCT PRICE LIST
                               ------------------

UNITED STATES AND CANADA ONLY - ENGLISH
-----------------------------------------------------------------------------------------------------------------
            Product                 Part Number    List          ****   Order Price      **** from      Net
                                                   price                                     ****     payment
-----------------------------------------------------------------------------------------------------------------
TextBridge for Windows              31-08205-00    $****         ****%     $****           ****%       $****
TextBridge for Mac and PowerMac     31-08094-00    $****         ****%     $****           ****%       $****
TextBridge Professional Edition     31-08135-00    $****         ****%     $****           ****%       $****
for Windows
TextBridge Professional Ed.         31-08204-00    $****         ****%     $****           ****%       $****
Competitive Upgrade


CANADA - FRENCH SOFTWARE AND DOCUMENTATION ARE LOCALISED
-----------------------------------------------------------------------------------------------------------------
            Product                 Part Number    List          ****   Order Price      **** from      Net
                                                   price                                     ****     payment
-----------------------------------------------------------------------------------------------------------------
TextBridge for Windows*             31-08205-01    $****        ****%     $****            ****%       $****
TextBridge for Mac and              31-08094-01    $****        ****%     $****            ****%       $****
PowerMac *
TextBridge Professional             31-08135-01    $****        ****%     $****            ****%       $****
Edition for Windows*
TextBridge Professional Ed.         31-08204-01    $****        ****%     $****            ****%       $****
Competitive Upgrade

lATIN AMERICA - ENGLISH
-----------------------------------------------------------------------------------------------------------------
            Product                 Part Number    List          ****   Order Price      **** from      Net
                                                   price                                     ****     payment
-----------------------------------------------------------------------------------------------------------------
TextBridge for Windows*             31-08205-05    $****        ****%     $****            ****%       $****
TextBridge for Mac and              31-08094-05    $****        ****%     $****            ****%       $****
PowerMac*
TextBridge Professional             31-08135-05    $****        ****%     $****            ****%       $****
Edition for Windows*
TextBridge Professional Ed.         31-08204-05    $****        ****%     $****            ****%       $****
Competitive Upgrade

LATIN AMERICA - SPANISH SOFTWARE AND DOCUMENTATION ARE LOCALISED
-----------------------------------------------------------------------------------------------------------------
            Product                 Part Number    List          ****   Order Price      **** from      Net
                                                   price                                     ****     payment
-----------------------------------------------------------------------------------------------------------------
TextBridge for Windows*           31-08205-04      $****        ****%     $****            ****%       $****
TextBridge for Mac and            31-08094-04      $****        ****%     $****            ****%       $****
PowerMac *
TextBridge Professional           31-08135-04      $****        ****%     $****            ****%       $****
Edition for Windows*
TextBridge Professional Ed.       31-08204-04      $****        ****%     $****            ****%       $****
Competitive Upgrade

NOTES:
    * These packages contain language packages for Spanish, Portuguese, French, German, Italian, Dutch, Danish, Swedish, Norwegian, and Finnish.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.